Related Party Transactions	12 Months Ended
Mar. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions

NOTE 3 - RELATED PARTY TRANSACTIONS

Under the terms of the Partnership Agreement, the Partnership has paid or is obligated to the General Partner or its affiliates for the following fees:

Acquisition fees of up to 7.5% of the gross proceeds from the sale of Partnership Units as compensation for services rendered in connection with the acquisition of Local Limited Partnerships. At the end of all periods presented the Partnership incurred total acquisition fees of $1,630,375, which have been included in investments in Local Limited Partnerships. Accumulated amortization of these capitalized costs was $34,200, $27,000, and $19,800, as of March 31, 2013, 2012, and 2011, respectively. The Partnership evaluates its intangibles for impairment in connection with its investments in Local Limited Partnerships. Impairment on the intangibles is measured by comparing the Partnership’s total investment balance after impairment of investments in Local Limited Partnerships to the sum of the total of the remaining Low Income Housing Tax Credits allocated to the Partnership and any estimated residual value of the investments. If an impairment loss related to the acquisition fees is recorded, the accumulated amortization is reduced to zero at that time.

Reimbursement of costs incurred by of the General Partner or by an affiliate of Associates in connection with the acquisition of Local Limited Partnerships. These reimbursements have not exceeded 1% of the gross proceeds. At the end of all periods presented, the Partnership incurred acquisition costs of $167,533, which have been included in Investments in Local Limited Partnerships. Accumulated amortization was $167,533 for all periods presented.

An annual asset management fee equal to the greater amount of (i) $2,000 for each Housing complex, or (ii) 0.275% of gross proceeds. In either case, the fee will be decreased or increased annually based on changes to the Consumer Price Index. However, in no event will the maximum amount exceed 0.2% of the invested assets of the Local Limited Partnerships, including the Partnership’s allocable share of the mortgages. Management fees of $50,149, $50,784, and $55,541 were incurred during the years ended March 31, 2013, 2012, and 2011, respectively, of which $0, $25,000, and $88,719, was paid, respectively.

A subordinated disposition fee in an amount equal to 1% of the sale price may be received in connection with the sale or disposition of a Housing Complex or Local Limited Partnership interest. Payment of this fee is subordinated to the Limited Partners receiving a preferred return of 14% through December 31, 2006 and 6 % thereafter (as defined in the Partnership Agreement) and is payable only if the General Partner or its affiliates render services in the sales effort. No such fee was incurred for all periods presented.

The Partnership reimbursed the General Partner or its affiliates for operating expenses incurred by the Partnership and paid for by the General Partner or its affiliates on behalf of the Partnership. Operating expense reimbursements were$46,682, $8,351, and $166,935, during the years ended March 31, 2013, 2012, and 2011, respectively. During the year ended March 2011, the Partnership overpaid the General Partner or its affiliates for operating expenses. The over payments are reflected as prepaid expenses on the accompanying balance sheets.

The accrued fees and expenses due to the General Partner and affiliates consist of the following at:

	March 31,
	2013	2012

Asset management fee payable	191,924	$141,775
Expenses paid by the General Partner or an affiliate on behalf of the Partnership	3,060	6,874
Advances made to the Partnership from the General Partner or affiliates	—	55,483

Total	194,984	$204,132